Top of title box should always be in this spot. Default Title Slide is logo, boxed text in Arial type, Subtitle Georgia HOW TO ADD A BACKGROUND TO YOUR SLIDE 1. Right-click the background or in the outside slide margin 2. Select ‘Format Background’ 3. Select ‘Picture or texture fill’ 4. Browse to find an image that has a 4:3 aspect ratio (1024x768, or 1200x900 most common sizes) 5. Select the image 6. Click ‘Close’ BOX AROUND TITLE and OPTIONAL SUBTITLE COLOR FILL 1. After typing the title, grow the text box as necessary and position below the logo. 2. RECOLOR THE TITLE BOX as needed for more colorful title slides: Click on the Title text box and change the fill and line color as needed. 3. Resize subtitle text box as needed. Okay to turn fill color on in subtitle. 4. Title and subtitle can have fill colors with or without photographic backgrounds for variety. Title and subtitle alignment should always be left and not moved to the right or left from this position SVB Financial Group Corporate Overview and First Quarter 2013 Financial Results

S V B 2 0 1 3 4 :3 ( G R E Y ) Safe Harbor Disclosure The presentations made in this document contain projections or other forward-looking statements regarding management’s expectations about the future events or the future financial performance of the Company, as well as future economic, market and tax conditions. Forward- looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s latest Annual Report on Form 10-K for the year ended December 31, 2012, which was filed on February 27, 2013 and our latest Quarterly Report on Form 10-Q. These documents contain and identify important risk factors that could cause the Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. All forward-looking statements included in this presentation are made only as of the filing date of this document and the Company undertakes no obligation to update such forward-looking statements. SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results 2

Top of title box should always be in this spot. Default Section Header Slide is logo, boxed text in Arial type, Subtitle Georgia HOW TO ADD A BACKGROUND TO YOUR SLIDE 1. Right-click the background or in the outside slide margin 2. Select ‘Format Background’ 3. Select ‘Picture or texture fill’ 4. Browse to find an image that has a 4:3 aspect ratio (1024x768, or 1200x900 most common sizes) 5. Select the image 6. Click ‘Close’ BOX AROUND TITLE and OPTIONAL SUBTITLE COLOR FILL 1. After typing the title, grow the text box as necessary and position below the logo. 2. RECOLOR THE TITLE BOX as needed for more colorful title slides: Click on the Title text box and change the fill and line color as needed. 3. Resize subtitle text box as needed. Okay to turn fill color on in subtitle. 4. Title and subtitle can have fill colors with or without photographic backgrounds for variety. Title and subtitle alignment should always be left and not moved to the right or left from this position Overview  SVB’s Unique Model  Strong Performance  Growth Initiatives  Outlook

Top of title box should always be in this spot. Default Section Header Slide is logo, boxed text in Arial type, Subtitle Georgia HOW TO ADD A BACKGROUND TO YOUR SLIDE 1. Right-click the background or in the outside slide margin 2. Select ‘Format Background’ 3. Select ‘Picture or texture fill’ 4. Browse to find an image that has a 4:3 aspect ratio (1024x768, or 1200x900 most common sizes) 5. Select the image 6. Click ‘Close’ BOX AROUND TITLE and OPTIONAL SUBTITLE COLOR FILL 1. After typing the title, grow the text box as necessary and position below the logo. 2. RECOLOR THE TITLE BOX as needed for more colorful title slides: Click on the Title text box and change the fill and line color as needed. 3. Resize subtitle text box as needed. Okay to turn fill color on in subtitle. 4. Title and subtitle can have fill colors with or without photographic backgrounds for variety. Title and subtitle alignment should always be left and not moved to the right or left from this position Our Mission  Build Deep Relationships  Give Advice  Make It Easy To Do Business With Us  Do Different To increase our clients probability of success.

S V B 2 0 1 3 4 :3 ( G R E Y ) DIFFERENTIATED BUSINESS MODEL  Focus on “innovation” markets  Balance sheet lender  Strong deposit franchise  Diversified revenue streams LEADER  Leading market share  More than 600 venture firm clients  The bank for innovation companies ESTABLISHED  28 U.S. and six international offices  $22.8 billion in total assets (1)  $42.3 billion in total client funds (1,2) 5 SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results A Unique Financial Services Company (1) As of 3/31/13 (2) Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds

S V B 2 0 1 3 4 :3 ( G R E Y ) A Diversified Platform 6 SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results

S V B 2 0 1 3 4 :3 ( G R E Y ) We Serve the Innovation Economy 7 From startup to standout to global standard. ACCELERATOR Revenues < $5M GROWTH Revenues $5M - $75M CORPORATE FINANCE Revenues > $75M SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results Technology Life Sciences Venture Capital and Private Equity

Diversified Growth Across the Business


Growth Initiatives
U.S.
UK and Europe
China
India
Israel
GLOBAL MARKETS & REACH
Growth Segment
Corporate Finance Segment
Private Bank
Client Experience
CLIENT NEEDS
Solutions
New Products & Services
Enhanced Credit Solutions
Expanded Banking Network
New Payment Solutions
PRODUCT LINES
Foundation
Global Core Banking System
Enhanced Global Payment System
IT Backbone Upgrade
Enhanced On-line/Mobile Systems
GLOBAL PLATFORM

SVB Financial Group
Corporate Overview & First Quarter 2013 Financial Results 8

Strong Q1 2013 Performance

Strong average loan growth	Stable deposits	Robust growth in average total client funds
Higher net interest income vs. Q4'12	Solid growth in FX and credit card fees	Higher net interest margin
Strong new client growth	Continued high credit quality	Steady progress on growth initiatives

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SVB Financial Group
Corporate Overview & First Quarter 2013 Financial Results 9

S V B 2 0 1 3 4 :3 ( G R E Y ) 70% Average Loan Growth Since Q1 2009 Growth Drivers Resilience of innovation sector and our clients  Growing pervasiveness of technology SVB Growth initiatives: • U.S. domestic •Segmentation • Private Bank • Global M&A activity in client markets 10 $Billions SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results $5.00 $8.84 $5.12 $8.68 $0.0 $2.0 $4.0 $6.0 $8.0 Period-End Loans Average Loans Strong growth in VC Capital Call and Sponsored Buyout loans

S V B 2 0 1 3 4 :3 ( G R E Y ) Software 39% Hardware 14% Life Sciences 12% VC Cap Calls 15% Wine 7% Private Bank 9% Other 4% A Diversified Loan Portfolio 11 Technology and Life Sciences Portfolio Only $5.8 Billion (65% of Total Portfolio) Gross Loan Portfolio $8.9 Billion as of 3/31/13 Sponsor-led Buyout 20% Factoring 6% Commercial Finance 9% Balance Sheet Lending 50% Early Stage 15% Note: Cleantech-related loans are reported under hardware, software, life sciences and other commercial loan categories, as applicable. SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results

S V B 2 0 1 3 4 :3 ( G R E Y ) $0 $10 $20 $30 $40 $50 Average Off-Balance Sheet Client Investment Funds Average On-Balance Sheet Deposits Billions Powerful Client Funds Franchise 12 $25.6 $41.3 SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results Average on-balance sheet deposits have grown 137% since Q1’09 Growth Drivers  Organic Factors •Highly liquid clients •Clients performing well •Addition of new clients  Other Factors •Low rate environment •Safety of the balance sheet (unlimited FDIC insurance*) •For non-interest-bearing accounts; terminated on December 31, 2012.

S V B 2 0 1 3 4 :3 ( G R E Y ) Net Interest Income has Grown 78% since Q1’09 13 $Millions SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results $91.5 $163.2 3.97% 3.25% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 5.5% 6.0% $90 $100 $110 $120 $130 $140 $150 $160 $170 Net Interest Income Net Interest Margin • Exceptional loan growth has driven record NII • But NIM has recently been pressured by ... • Higher premium amortization expense due to higher prepayment levels on mortgages underlying our mortgage- backed securities • Impact of low interest rates on loan yields • Competition for high- quality borrowers

S V B 2 0 1 3 4 :3 ( G R E Y ) Credit Quality Remains Strong 14 SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results -1% 0% 1% 2% 3% 4% 5% NPLs as % of Total Gross Loans NCOs as % of Average Total Gross Loans (annualized)

S V B 2 0 1 3 4 :3 ( G R E Y ) $0 $5 $10 $15 $20 $25 $30 $35 $40 Millions Letters of credit/standby LOC Client investment fees Credit card fees Deposit service charges Foreign exchange fees Core* Fee Income Has Grown 47% Since Q1’09 15 Credit Cards (+12% in Q1) and Foreign Exchange (+6% in Q1) Have Driven the Majority of Recent Growth Total “Core” Fee Income $36.6m SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results *“Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non- GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information.

S V B 2 0 1 3 4 :3 ( G R E Y ) 2013 Drivers 16 We see continued momentum • Positive environment for our clients o Relative optimism among VCs and entrepreneurs o Strong corporate and angel investor activity o Healthy buyout and acquisition pipeline • Consistent ability to execute on our plans for growth • Strong competitive position ... and some challenges. • Continued low interest rates • Regulatory changes • Competitive pressure on pricing • Lingering macro-economic uncertainty SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results

Outlook for 2013 Performance

Business Driver	2013 Outlook vs. 2012 Results	Update as of 4/25/13
Average loans	Low twenties % growth	No change
Average deposits	Mid single digits % growth	No change
Net interest income(1)	High single digits % growth	Increased from mid-single digits
Net interest margin(1)	Between 3.15% and 3.25%	Increased from "between 3.10% and 3.20%"
Allowance for loan losses for total gross performing loans as a % of total gross performing loans	Comparable to 2012 levels	No change
Net loan charge-offs	0.30%-0.50% of avg. total gross loans	No change
Non-performing loans/total gross loans	Comparable to 2012 levels	No change
"Core" fee income(2)(3)	Low teens % growth	Decreased from mid-teens
Non-interest expense (excluding expense related to non-controlling interests)(3)	Mid single digits % growth	No change

(1) Outlook for net interest income and net interest margin is partly based on management's current forecast of prepayment rates on our mortgage-backed securities in our AFS securities portfolio and their impact on our forecasted premium amortization expense.
(2) "Core" is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate.
(3) Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

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SVB Financial Group
Corporate Overview & First Quarter 2013 Financial Results 17

Top of title box should always be in this spot. Default Section Header Slide is logo, boxed text in Arial type, Subtitle Georgia HOW TO ADD A BACKGROUND TO YOUR SLIDE 1. Right-click the background or in the outside slide margin 2. Select ‘Format Background’ 3. Select ‘Picture or texture fill’ 4. Browse to find an image that has a 4:3 aspect ratio (1024x768, or 1200x900 most common sizes) 5. Select the image 6. Click ‘Close’ BOX AROUND TITLE and OPTIONAL SUBTITLE COLOR FILL 1. After typing the title, grow the text box as necessary and position below the logo. 2. RECOLOR THE TITLE BOX as needed for more colorful title slides: Click on the Title text box and change the fill and line color as needed. 3. Resize subtitle text box as needed. Okay to turn fill color on in subtitle. 4. Title and subtitle can have fill colors with or without photographic backgrounds for variety. Title and subtitle alignment should always be left and not moved to the right or left from this position Appendix

S V B 2 0 1 3 4 :3 ( G R E Y ) Appendix 1) Financial Results 20 •Highlights 20 •Loans 22 •Credit Quality 24 •Client Liquidity 25 •Balance Sheet 26 •Non-interest Income 28 •Sensitivity Charts 31 •Capital Ratios 33 2) Venture Capital Markets 35 3) Non-GAAP Reconciliations 37 19 SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results

S V B 2 0 1 3 4 :3 ( G R E Y ) Quarterly Highlights: Q1 2012 – Q1 2013 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Diluted Earnings Per Share $0.78 $1.06(1) $0.94 $1.12 $0.90 Net Income Available to Common Stockholders $34.8M $47.6M(1) $42.3M $50.4M $40.9M Average Loans Change $6.8B 6.4% $7.2B 6.4% $7.9B 9.3% $8.3B 4.6% $8.7B 4.9% Average Deposits Change $17.0B 2.7% $17.4B 2.6% $18.3B 4.9% $19.0B 4.0% $18.8B -1.1% Net Interest Margin 3.30% 3.22% 3.12% 3.13% 3.25% Average AFS Securities $10.5B $10.9B $10.6B $10.7B $10.9B Net Interest Income $150.9M $151.9M $154.4M $160.6M $163.2M Non-Interest Income net of non- controlling interests and excluding gains on sales of certain assets* $51.4M $57.8M $55.6M $75.6M $56.1M Net Charge-Offs /Average Total Gross Loans 0.21% 0.59% 0.17% 0.28% 0.20% Non-Interest Expense $132.0M $135.8M $135.2M $143.0M $149.0M Return on Average Common SVBFG Stockholders’ Equity (annualized) 8.61% 11.21%(1) 9.44% 10.99% 8.89% Return on Average Assets (annualized) 0.69% 0.92%(1) 0.77% 0.90% 0.74% 20 Appendix – Financial Results (Highlights) SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results * Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

Annual Highlights: 2008 - 2012

	2008	2009	2010	2011	2012
Diluted Earnings Per Share	$2.16	$0.66	$2.24[1]	$3.94[2][3]	$3.91[4]
Net Income Available to Common Stockholders	$73.6M	$22.7M	$95.0M[1]	$171.9M[2][3]	$175.1M[4]
Average Loans *Change*	$4.6B *31.5%*	$4.7B *1.4%*	$4.4B *-5.6%*	$5.8B *31.1%*	$7.6B *30.0%*
Average Deposits *Change*	$4.9B *23.6%*	$8.8B *79.6%*	$12.0B *36.8%*	$15.6B *29.4%*	$17.9B *15.0%*
Average AFS Securities	$1.3B	$2.3B	$5.3B	$9.4B	$10.7B
Net Interest Margin	5.72%	3.73%	3.08%	3.08%	3.19%
Net Interest Income	$368.6M	$382.2M	$418.1M	$526.3M	$617.9M
Non-Interest Income net of non-controlling interests and excluding gains on sales of certain assets*	$160.9	$122.6M	$168.6M	$222.7M	$240.4M
Net Charge-Offs (Recoveries)/ Average Total Gross Loans	0.87%	2.64%	0.77%	(0.02%)	0.31%
Non-Interest Expense	$312.9M	$343.9M	$422.8M	$500.6M[3]	$546.0M
Return on Average Common SVBFG Stockholders' Equity	10.21%	2.13%	7.72%[1]	11.87%[2][3]	10.09%[4]
Return on Average Assets	1.00%	0.42%	0.64%[1]	0.92%[2][3]	0.82%[4]

* Non-GAAP measures. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information.

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Appendix – Financial Results (Highlights)
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21

S V B 2 0 1 3 4 :3 ( G R E Y ) Net Interest Income Has Grown Despite Low Rates 22 $352.5 $617.9 7.38% 3.19% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% $350 $400 $450 $500 $550 $600 $650 2006 2007 2008 2009 2010 2011 2012 Net Interest Income Net Interest Margin Millions All-time high SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results Appendix – Financial Results (Highlights)

S V B 2 0 1 3 4 :3 ( G R E Y ) All-Time High Loan Balances 23 Appendix – Financial Results (Loans) SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results $2.0 $8.9 $1.8 $7.6 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Billions Period-end Loans, net of unearned income Average Loans, net of unearned income CAGR 2003-2012 Period-end loans: 18.20% Average loans: 17.30%

S V B 2 0 1 3 4 :3 ( G R E Y ) Credit Quality Has Remained Strong 24 Appendix – Financial Results (Credit Quality) SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results $101.6 $44.3 3.21% 0.20% -0.50% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $40 $80 $120 Non-Performing Loans Net Charge-Offs, annualized (%) Millions NCOs as a % of Avg. Total Gross Loans

S V B 2 0 1 3 4 :3 ( G R E Y ) $4.5 $22.8 $13.0 $42.3 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q1'13 Assets Total Client Funds Billions Strong Client Liquidity 25 Appendix – Financial Results (Client Liquidity) SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results * Total client funds consists of on-balance sheet deposits and off-balance sheet client investment funds. Asset Growth Since 2003 = 410% Client Funds* Growth Since 2003 = 225%

S V B 2 0 1 3 4 :3 ( G R E Y ) A Highly Liquid Balance Sheet 26 Appendix – Financial Results (Balance Sheet) SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results Assets: $22.8 Billion (1) (1) As of 3/31/2013. (2) Net of non-controlling interests, non-marketable securities were $476.1million. Non-GAAP number. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. Liabilities: $20.1 Billion (1) Non-Marketable Securities (2) (VC Investments) $1.2 Net Loans $8.7 AFS Securities (Primarily Agencies) $10.9 Cash $1.5 Other $0.4 Non-Interest- Bearing Deposits $14.0 Interest- Bearing Deposits $5.3 Borrowings $0.5 Other Liabilities $0.4

S V B 2 0 1 3 4 :3 ( G R E Y ) A Growing Balance Sheet 27 $0 $5 $10 $15 $20 $25 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Liabilities (Billions) Noninterest-bearing deposits Interest bearing deposits Borrowings Other liabilities $4.0 $4.5 $4.9 $5.3 $5.8 $8.7 $11.4 $15.8 $17.7 $20.2 $0 $5 $10 $15 $20 $25 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Assets (Billions) Cash and cash equivalents Net loans Available-for-sale securities Non-marketable securities Other assets $4.5 $5.1 $5.5 $6.1 $6.7 $10.0 $12.8 $17.5 $20.0 $22.8 Our balance sheet has grown by more than 400% since 2003 SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results Appendix – Financial Results (Balance Sheet)

S V B 2 0 1 3 4 :3 ( G R E Y ) $0 $20 $40 $60 $80 $100 $120 $140 $160 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Millions Corporate finance fees Letters of credit/ standby LOC Client investment fees Credit card fees Deposit service charges Foreign exchange fees Total Core Fee Income $136.9M “Core”(*) Fee Income Is Growing 28 Appendix – Financial Results (Non-Interest Income) SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results (*) “Core” is defined as fees from letters of credit, client investments, credit cards, deposit services and foreign exchange, in aggregate. This is a non-GAAP measure. Please see non-GAAP reconciliations at end of presentation for more information.

S V B 2 0 1 3 4 :3 ( G R E Y ) Investment Securities Gains and Losses 29 Gains (Losses) on Investment Securities, Net of NCI and Gains on AFS Securities(1) Appendix – Financial Results (Non-Interest Income) SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results -$10.7 -$9.6 $5.2 -$1.4 -$2.5 $11.3 -$5.8 -$4.6 $16.1 $32.7 $31.5 ($20) ($10) $0 $10 $20 $30 $40 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Millions 1) Non-GAAP measure. Please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information 2) Numbers are inclusive of non-controlling interests (NCI); Gains (losses) attributable to NCI not reported for these periods. (2) (2) (2)

S V B 2 0 1 3 4 :3 ( G R E Y ) Gains and Losses on Equity Warrants 30 Appendix – Financial Results (Non-Interest Income) SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results -$2.7 $8.2 $2.7 $3.3 $21.8 $23.5 $10.5 -$0.1 $6.6 $37.4 $19.4 ($10) $0 $10 $20 $30 $40 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Millions

Rising Rates Will Benefit Us Significantly

We expect each 25 bps increase in the Fed Funds rate to contribute approximately $9 – $12 million to Net Interest Income*

Changes in Fed Funds Rate (basis points)	Changes in Net Interest Income (tax effected)	Incremental EPS Effect	Incremental ROE Effect	Net Interest Margin Effect
+75	+29.1 million	+$0.65	+1.2%	+0.23%
+100	+$40.4 million	+$0.90	+1.6%	+0.31%
+200	+$90.6 million	+$2.03	+3.5%	+0.70%
+300	+$140.7 million	+$3.15	+5.5%	+1.09%

* Tax-effected estimates are based on static balance sheet and assumptions as of 3/31/13

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Appendix – Financial Results (Sensitivity)
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31

Higher Loan Balances Will Benefit Us

Each $250 million increase in loan volume contributes approximately $0.18 to EPS*

Growth in Overall Loan Balances ($$)	Changes in Net Interest Income (tax effected)	Incremental EPS Effect	Incremental ROE Effect	Net Interest Margin Effect
+250 million	+$8.2 million	+$0.18	+0.3%	+0.06%
+500 million	+$16.5 million	+$0.37	+0.7%	+0.13%
+750 million	+$24.7 million	+$0.55	+1.0%	+0.19%
+1 billion	+$32.9 million	+$0.74	+1.3%	+0.26%

* Tax-effected estimates are based on static balance sheet and assumptions as of 3/31/12

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S V B 2 0 1 3 4 :3 ( G R E Y ) We Are Well Capitalized 33 Holding Company Capital Ratios Appendix – Financial Results (Capital Ratios) SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results * Non-GAAP measures; please see Non-GAAP reconciliations at end of presentation and in our most recent financial releases or more information. 14.59% 13.30% 8.39% 8.26% 13.94% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 Q1'13 Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets* Tangible common equity to risk-weighted assets*

S V B 2 0 1 3 4 :3 ( G R E Y ) We Are Well Capitalized 34 Appendix – Financial Results (Capital Ratios) SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results (1) All ratios, except TCE/TA and TCE/RWA are as reported in our most recent Bank Call Reports. Bank TCE/TA and TCE/RWA ratios are as reported in our most recent financial releases. (2) Non-GAAP measures; please see non-GAAP reconciliations at end of presentation and in our most recent financial releases for more information. 13.01% 11.70% 7.35% 7.62% 12.45% 5% 10% 15% 20% 2007 2008 2009 2010 2011 2012 Q1'13 Total risk-based capital Tier 1 risk-based capital Tier 1 leverage Tangible common equity to tangible assets (2) Tangible common equity to risk-weighted assets(2) Bank Capital Ratios (1)

S V B 2 0 1 3 4 :3 ( G R E Y ) $20.0 $21.5 $21.5 3,698 49 435 0 1,000 2,000 3,000 4,000 5,000 $0.0 $10.0 $20.0 $30.0 $40.0 2007 2008 2009 2010 2011 2012 U.S. VC Investment $$ M&A $$ IPO $$ Investment # IPO # M&A # Transactions Billions VC Market Activity (Annual) 35 Source: National Venture Capital Association Appendix – Venture Capital Markets SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results

S V B 2 0 1 3 4 :3 ( G R E Y ) VC Market Activity (Quarterly) 36 Source: National Venture Capital Association Appendix – Venture Capital Markets SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results 0 200 400 600 800 1,000 1,200 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 U.S. VC Investment $$ M&A $$ IPO $$ Investment # IPO # M&A # Transactions Billions Facebook IPO: $16 Billion

Top of title box should always be in this spot. Default Section Header Slide is logo, boxed text in Arial type, Subtitle Georgia HOW TO ADD A BACKGROUND TO YOUR SLIDE 1. Right-click the background or in the outside slide margin 2. Select ‘Format Background’ 3. Select ‘Picture or texture fill’ 4. Browse to find an image that has a 4:3 aspect ratio (1024x768, or 1200x900 most common sizes) 5. Select the image 6. Click ‘Close’ BOX AROUND TITLE and OPTIONAL SUBTITLE COLOR FILL 1. After typing the title, grow the text box as necessary and position below the logo. 2. RECOLOR THE TITLE BOX as needed for more colorful title slides: Click on the Title text box and change the fill and line color as needed. 3. Resize subtitle text box as needed. Okay to turn fill color on in subtitle. 4. Title and subtitle can have fill colors with or without photographic backgrounds for variety. Title and subtitle alignment should always be left and not moved to the right or left from this position Non-GAAP Reconciliations

S V B 2 0 1 3 4 :3 ( G R E Y ) Non-GAAP Non-Marketable Securities Net of Non-Controlling Interests 38 Appendix – Non-GAAP Reconciliation SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results Nonmarketable securities, net of NCI Non-GAAP non-marketable securities, net of non controlling interests (dollars in thousands) December 31, 2012 GAAP non-marketable securities $ 1,184,265 Less: noncontrolling interests in non-marketable securities 708,157 Non-GAAP non-marketable securities, net of non controlling interests $ 476,108 For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP "Core" Fee Income Reconciliation (Annual Periods)

Non-GAAP core fee income (dollars in thousands)	Year ended December 31, 2002	2003	2004	2005	2006	2007
GAAP noninterest income	$ 71,916	$ 81,393	$ 107,774	$ 117,495	$ 141,206	$ 220,969
Less: gains (losses) on investment securities, net	(10,679)	(9,614)	5,198	4,307	2,551	46,724
Less: gains (losses) on derivative instruments, net	11,815	20,200	3,428	6,750	17,949	23,935
Less: other noninterest income	8,789	9,067	10,959	9,711	23,565	26,096
Non-GAAP core fee income	$ 61,991	$ 61,740	$ 88,189	$ 96,727	$ 97,141	$ 124,214

Non-GAAP core fee income (dollars in thousands)	Year ended December 31, 2008	2009	2010	2011	2012
GAAP noninterest income	$ 152,365	$ 97,743	$ 247,530	$ 382,332	$ 335,546
Less: gains (losses) on investment securities, net	(14,777)	(31,209)	93,360	195,034	122,114
Less: gains (losses) on derivative instruments, net	18,505	(753)	9,522	38,681	22,120
Less: other noninterest income	19,052	29,961	35,642	30,155	54,401
Non-GAAP core fee income	$ 129,585	$ 99,744	$ 109,006	$ 118,462	$ 136,911

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

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Appendix – Non-GAAP Reconciliation

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Corporate Overview & First Quarter 2013 Financial Results

39

S V B 2 0 1 3 4 :3 ( G R E Y ) Non-GAAP “Core” Fee Income Reconciliation (Quarterly Periods) 40 Appendix – Non-GAAP Reconciliation SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Non-GAAP core fee income (dollars in thousands) Three months ended September 30, December 31, March 31, June 30, September 30, December 31, March 31, June 30, September 30, December 31, March 31, 2010 2010 2011 2011 2011 2011 2012 2012 2012 2012 2013 GAAP noninterest income $ 86,236 $ 71,864 $ 89,954 $ 123,708 $ 95,611 $ 73,059 $ 59,293 $ 80,426 $ 69,139 $ 126,688 $ 78,604 Less: gains (losses) on investment securities, net 46,611 25,940 51,337 71,680 52,262 19,755 7,839 25,809 20,228 68,238 27,438 Less: gains (losses) on derivative instruments, net 1,257 4,957 551 13,651 9,951 14,528 5,976 8,713 1,111 6,320 11,040 Less: other noninterest income 11,381 10,735 10,264 10,012 3,108 6,771 13,078 12,664 13,423 15,236 3,527 Non-GAAP core fee income $ 26,987 $ 30,232 $ 27,802 $ 28,365 $ 30,290 $ 32,005 $ 32,400 $ 33,240 $ 34,377 $ 36,894 $ 47,848

S V B 2 0 1 3 4 :3 ( G R E Y ) Non-GAAP Gains (Losses) on Investment Securities Reconciliation 41 Appendix – Non-GAAP Reconciliation SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results Non-GAAP net gains on investment securities, net of noncontrolling interests (dollars in thousands) Year ended December 31, 2005 2006 2007 2008 2009 2010 2011 2012 GAAP net gains (losses) on investment securities $ 4,307 $ 2,551 $ 46,724 $ (14,777) $ (31,209) $ 93,360 $ 195,034 $ 122,114 Less: income (losses) attributable to noncontrolling interests, including carried interest 5,743 5,032 35,449 (8,929) (26,638) 52,586 125,042 85,640 Net gains (losses) on investment securities, net of noncontrolling interests (1,436) (2,481) 11,275 (5,848) (4,571) 40,774 69,992 36,474 Less: gains on sales of certain available-for-sale securities - - - - - 24,699 37,314 4,955 Non-GAAP net gains (losses) on investment securities, net of noncontrolling interests and excluding gains on sales of certain available-for- sale securities $ (1,436) $ (2,481) $ 11,275 $ (5,848) $ (4,571) $ 16,075 $ 32,678 $ 31,519 For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

Non-GAAP TCE/TA and TCE/RWA Reconciliation

(Consolidated)

Consolidated TCE/TA

Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios)	SVB Financial Group December 31, 2007	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012
GAAP SVBFG stockholders' equity	$ 676,369	$ 991,356	$ 1,128,343	$ 1,274,350	$ 1,569,392	$ 1,830,555
Less: intangible assets	1,632	1,087	665	847	601	-
Less: goodwill	4,092	4,092	-	-	-	-
Less: preferred stock	-	221,185	-	-	-	-
Tangible common equity (TCE)	$ 670,645	$ 764,992	$ 1,127,678	$ 1,273,503	$ 1,568,791	$ 1,830,555
GAAP total assets	$ 6,692,171	$ 10,018,280	$ 12,841,399	$ 17,527,761	$ 19,968,894	$ 22,766,123
Less: intangible assets	1,632	1,087	665	847	601	-
Less: goodwill	4,092	4,092	-	-	-	-
Tangible assets (TA)	$ 6,686,447	$ 10,013,101	$ 12,840,734	$ 17,526,914	$ 19,968,293	$ 22,766,123
Risk-weighted assets (RWA)	$ 6,524,021	$ 8,220,447	$ 7,494,498	$ 9,406,677	$ 11,837,902	$ 13,532,984
Tangible common equity to tangible assets	10.03 %	7.64 %	8.78 %	7.27 %	7.86 %	8.04 %
Tangible common equity to risk-weighted assets	10.28	9.31	15.05	13.54	13.25	13.53

For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases.

svb

Appendix – Non-GAAP Reconciliation

SVB Financial Group

Corporate Overview & First Quarter 2013 Financial Results

42

S V B 2 0 1 3 4 :3 ( G R E Y ) Non-GAAP TCE/TA and TCE/RWA Reconciliation 43 Appendix – Non-GAAP Reconciliation SVB Financial Group Corporate Overview & First Quarter 2013 Financial Results For additional non-GAAP disclosures, please refer to our latest Forms 10-Q and 10-K, as well as our quarterly earnings releases. Bank Only TCE/TA Tangible common equity, tangible assets and risk-weighted assets (dollars in thousands, except ratios) Silicon Valley Bank December 31, December 31, December 31, December 31, December 31, December 31, 2007 2008 2009 2010 2011 2012 GAAP Silicon Valley Bank stockholders' equity $ 586,949 $ 695,438 $ 914,068 $ 1,074,561 $ 1,346,854 $ 1,591,643 Less: intangible assets - - - - - - Tangible common equity (TCE) $ 586,949 $ 695,438 $ 914,068 $ 1,074,561 $ 1,346,854 $ 1,591,643 GAAP total assets $ 6,164,111 $ 9,419,440 $ 12,186,203 $ 16,268,589 $ 18,758,813 $ 21,471,111 Less: intangible assets - - - - - - Tangible assets (TA) $ 6,164,111 $ 9,419,440 $ 12,186,203 $ 16,268,589 $ 18,758,813 $ 21,471,111 Risk-weighted assets (RWA) $ 6,310,721 $ 8,109,332 $ 7,293,332 $ 9,047,907 $ 11,467,401 $ 13,177,887 Tangible common equity to tangible assets 9.52% 7.38% 7.50% 6.61% 7.18% 7.41 % Tangible common equity to risk- weighted assets 9.30 8.58 12.53 11.88 11.75 12.08